Pilgrim’s Pride Corporation

Net Sales by Primary Market Line

for Quarters Ended:

The following table sets forth, for the quarterly periods including and since fiscal 2000, net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

	Jan 3, 2004 (a)(b)	Sept 27, 2003	June 28, 2003	March 29, 2003	Dec 28, 2002	Sept 28, 2002	June 29, 2002	Mar 30, 2002
Chicken Sales:
United States
Prepared Foods:
Foodservice	$291,989	$200,989	$175,493	$184,802	$170,048	$170,700	$171,568	$161,171
Retail	$52,626	$43,048	$43,343	$41,202	$35,425	$41,357	$44,438	$37,691

Total Prepared Foods	$344,615	$244,037	$218,835	$226,004	$205,473	$212,057	$216,006	$198,862

Fresh Chicken:
Foodservice	$228,949	$140,962	$124,290	$107,250	$101,749	$109,058	$115,080	$107,795
Retail	$114,036	$68,975	$63,863	$65,405	$59,668	$68,505	$68,619	$63,113

Total Fresh Chicken	$342,984	$209,937	$188,153	$172,655	$161,417	$177,563	$183,699	$170,907

Export and Other
Prepared Foods	$9,398	$7,191	$7,816	$6,494	$5,213	$7,905	$7,839	$7,360
Chicken—Other	$46,969	$28,771	$21,043	$17,341	$17,931	$19,861	$19,782	$21,479

Total Export and Other	$56,366	$35,962	$28,859	$23,835	$23,145	$27,767	$27,621	$28,839

Total U.S. Chicken	$743,966	$489,937	$435,847	$422,493	$390,035	$417,387	$427,325	$398,609

Mexico:	$88,970	$82,366	$88,601	$90,247	$88,091	$81,260	$80,308	$75,674
Total Chicken Sales	$832,936	$572,303	$524,448	$512,740	$478,126	$498,647	$507,632	$474,282

Total Prepared Foods	354,013	251,228	226,651	232,498	210,686	219,963	223,845	206,222

Turkey Sales:
Prepared Foods:
Foodservice	$25,980	$23,001	$18,658	$24,100	$24,198	$29,729	$29,732	$34,082
Retail	$8,176	$9,280	$8,455	$6,394	$5,013	$14,284	$14,723	$11,803

Total Prepared Foods	$34,156	$32,280	$27,112	$30,495	$29,211	$44,013	$44,454	$45,884

Fresh Turkey:
Foodservice	$10,370	$10,222	$12,114	$13,545	$12,568	$9,797	$5,561	$7,970
Retail	$45,153	$30,510	$29,993	$15,507	$49,401	$25,402	$23,585	$15,498

Total Fresh Turkey	$55,522	$40,732	$42,107	$29,052	$61,969	$35,199	$29,146	$23,468

Export and Other
Prepared Foods	$589	$565	$293	$486	$785	$711	$473	$564
Turkey—Other	$3,057	$3,026	$2,777	$2,376	$2,414	$2,910	$2,582	$2,310

Total Export and Other	$3,646	$3,590	$3,070	$2,862	$3,199	$3,621	$3,055	$2,874

Total Turkey Sales	$93,324	$76,603	$72,289	$62,408	$94,379	$82,833	$76,656	$72,226

Total Prepared Foods	$34,745	$32,845	$27,405	$30,981	$29,995	$44,724	$44,927	$46,448

Sale of Other Products
U.S.	$113,465	$56,141	$49,819	$52,801	$48,523	$52,846	$48,330	$49,543
Mexico	$4,642	$4,424	$5,321	$2,644	$6,377	$5,494	$4,498	$4,702

Total Other Products	$118,107	$60,565	$55,140	$55,445	$54,900	$58,340	$52,828	$54,245

Total Net Sales	$1,044,367	$709,471	$651,877	$630,592	$627,405	$639,819	$637,116	$600,753

	Dec 29, 2001	Sept 29, 2001	June 30, 2001	Mar 31, 2001 (c)	Dec 30, 2000	Sept 30, 2000	July 1, 2000	April 1, 2000	Jan 1, 2000
Chicken Sales:
United States
Prepared Foods:
Foodservice	$156,417	$166,891	$156,859	$160,349	$147,975	$145,294	$165,577	$139,859	$138,665
Retail	$34,813	$32,204	$30,350	$26,029	$14,618	$16,661	$8,874	$10,698	$11,422

Total Prepared Foods	$191,230	$199,095	$187,209	$186,378	$162,593	$161,955	$174,451	$150,557	$150,087

Fresh Chicken:
Foodservice	$116,444	$121,700	$165,413	$62,047	$38,464	$46,205	$54,691	$51,951	$49,345
Retail	$58,187	$65,925	$43,974	$78,608	$36,187	$37,673	$39,758	$37,021	$34,525

Total Fresh Chicken	$174,632	$187,625	$209,386	$140,655	$74,651	$83,878	$94,449	$88,972	$83,870

Export and Other
Prepared Foods	$7,423	$6,290	$6,450	$4,793	$1,379	$1,466	$1,378	$1,050	$701
Chicken—Other	$32,453	$34,179	$19,939	$24,514	$27,203	$16,250	$12,695	$13,108	$15,519

Total Export and Other	$39,877	$40,469	$26,389	$29,307	$28,582	$17,716	$14,073	$14,158	$16,221

Total U.S. Chicken	$405,738	$427,189	$422,984	$356,340	$265,826	$263,549	$282,973	$253,687	$250,178

Mexico:	$86,528	$76,055	$84,078	$70,447	$72,853	$73,176	$75,686	$71,804	$64,939
Total Chicken Sales	$492,266	$503,244	$507,063	$426,787	$338,679	$336,725	$358,659	$325,491	$315,117

Total Prepared Foods	$198,653	$205,385	$193,659	$191,172	$163,972	$163,421	$175,829	$151,607	$150,788

Turkey Sales:
Prepared Foods:
Foodservice	$41,109	$30,915	$38,535	$18,561	—	—	—	—	—
Retail	$13,829	$18,235	$15,970	$14,477	—	—	—	—	—

Total Prepared Foods	$54,938	$49,150	$54,504	$33,038	—	—	—	—	—

Fresh Turkey:
Foodservice	$12,792	$6,911	$6,141	$5,567	—	—	—	—	—
Retail	$43,097	$27,898	$22,947	$20,802	—	—	—	—	—

Total Fresh Turkey	$55,888	$34,809	$29,088	$26,369	—	—	—	—	—

Export and Other					—	—	—	—	—
Prepared Foods	$1,110	$851	$941	$641	—	—	—	—	—
Turkey—Other	$4,468	$3,805	$2,846	$2,792	—	—	—	—	—

Total Export and Other	$5,578	$4,656	$3,788	$3,433	—	—	—	—	—

Total Turkey Sales	$116,404	$88,615	$87,380	$62,840	—	—	—	—	—

Total Prepared Foods	$56,048	$50,001	$55,446	$33,679	—	—
Sale of Other Products
U.S.	$42,972	$45,843	$45,719	$46,569	$41,725	$36,706	$27,940	$42,843	$34,201
Mexico	$4,388	$3,548	$5,674	$5,397	$5,627	$5,945	$5,380	$4,926	$5,507

Total Other Products	$47,360	$49,391	$51,393	$51,966	$47,353	$42,650	$33,320	$47,769	$39,708

Total Net Sales	$656,030	$641,249	$645,836	$541,593	$386,032	$379,375	$391,979	$373,260	$354,825

(a)	The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date.

(b)	Fiscal quarter ended January 3, 2004 had 14 weeks.

(c)	The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.

	Jan 3, 2004 (a)(b)	Sept 27, 2003	June 28, 2003	March 29, 2003	Dec 28, 2002	Sept 28, 2002	June 29, 2002	Mar 30 2002
Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	39.2%	40.9%	40.3%	43.7%	43.6%	40.9%	40.1%	40.4%
Retail	7.1%	8.8%	9.9%	9.8%	9.1%	9.9%	10.4%	9.5%

Total Prepared Foods	46.3%	49.7%	50.2%	53.5%	52.7%	50.8%	50.5%	49.9%

Fresh Chicken:
Foodservice	30.8%	28.8%	28.5%	25.4%	26.1%	26.1%	26.9%	27.0%
Retail	15.3%	14.1%	14.7%	15.5%	15.3%	16.4%	16.1%	15.8%

Total Fresh Chicken	46.1%	42.9%	43.2%	40.9%	41.4%	42.5%	43.0%	42.9%
Export and Other
Prepared Foods	1.3%	1.5%	1.8%	1.5%	1.3%	1.9%	1.8%	1.8%
Chicken—Other	6.3%	5.9%	4.8%	4.1%	4.6%	4.8%	4.6%	5.4%

Total Export and Other	7.6%	7.4%	6.6%	5.6%	5.9%	6.7%	6.5%	7.2%
Total U.S. Chicken	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Turkey Sales:
U.S. Turkey Sales:
Prepared Foods:
Foodservice	27.8%	30.2%	25.8%	38.6%	25.6%	35.9%	38.8%	47.2%
Retail	8.8%	12.1%	11.7%	10.2%	5.3%	17.2%	19.2%	16.3%

Total Prepared Foods	36.6%	42.3%	37.5%	48.9%	31.0%	53.1%	58.0%	63.5%

Fresh Turkey:
Foodservice	11.1%	13.3%	16.8%	21.7%	13.3%	11.8%	7.3%	11.0%
Retail	48.4%	39.8%	41.5%	24.8%	52.3%	30.7%	30.8%	21.5%

Total Fresh Turkey	59.5%	53.1%	58.2%	46.6%	65.7%	42.5%	38.0%	32.5%
Export and Other
Prepared Foods	0.6%	0.7%	0.4%	0.8%	0.8%	0.9%	0.6%	0.8%
Turkey—Other	3.3%	3.9%	3.8%	3.8%	2.6%	3.5%	3.4%	3.2%

Total Export and Other	3.9%	4.6%	4.2%	4.6%	3.4%	4.4%	4.0%	4.0%
Total U.S. Turkey	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Dec 29 2001	Sept 29, 2001	June 30, 2001	Mar 31, 2001 (c)	Dec 30, 2000	Sept 30, 2000	July 1, 2000	April 1, 2000	Jan 1, 2000
Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	38.6%	39.1%	37.1%	45.0%	55.7%	55.1%	58.5%	55.1%	55.4%
Retail	8.6%	7.5%	7.2%	7.3%	5.5%	6.3%	3.1%	4.2%	4.6%

Total Prepared Foods	47.1%	46.6%	44.3%	52.3%	61.2%	61.5%	61.6%	59.3%	60.0%

Fresh Chicken:
Foodservice	28.7%	28.5%	39.1%	17.4%	14.5%	17.5%	19.3%	20.5%	19.7%
Retail	14.3%	15.4%	10.4%	22.1%	13.6%	14.3%	14.1%	14.6%	13.8%

Total Fresh Chicken	43.0%	43.9%	49.5%	39.5%	28.1%	31.8%	33.4%	35.1%	33.5%
Export and Other
Prepared Foods	1.8%	1.5%	1.5%	1.3%	0.5%	0.6%	0.5%	0.4%	0.3%
Chicken—Other	8.0%	8.0%	4.7%	6.9%	10.2%	6.2%	4.5%	5.2%	6.2%

Total Export and Other	9.8%	9.5%	6.2%	8.2%	10.8%	6.7%	5.0%	5.6%	6.5%
Total U.S. Chicken	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Turkey Sales:
U.S. Turkey Sales:
Prepared Foods:
Foodservice	35.3%	34.9%	44.1%	29.5%	—	—	—	—	—
Retail	11.9%	20.6%	18.3%	23.0%	—	—	—	—	—

Total Prepared Foods	47.2%	55.5%	62.4%	52.6%	—	—	—	—	—

Fresh Turkey:
Foodservice	11.0%	7.8%	7.0%	8.9%	—	—	—	—	—
Retail	37.0%	31.5%	26.3%	33.1%	—	—	—	—	—

Total Fresh Turkey	48.0%	39.3%	33.3%	42.0%	—	—	—	—	—
Export and Other
Prepared Foods	1.0%	1.0%	1.1%	1.0%	—	—	—	—	—
Turkey—Other	3.8%	4.3%	3.3%	4.4%	—	—	—	—	—

Total Export and Other	4.8%	5.3%	4.3%	5.5%	—	—	—	—	—
Total U.S. Turkey	100.0%	100.0%	100.0%	100.0%	—	—	—	—	—

(a)	The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date.

(b)	Fiscal quarter ended January 3, 2004 had 14 weeks.

(c)	The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.

Pilgrim’s Pride Corporation

Statistical Management Discussion and Analysis

for quarters ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” included in our SEC filings.

											Quarters Ended
	1/3/2004 (a)(b)	09/27/03	06/28/03	03/29/03	12/28/02	09/28/02	06/29/02	03/30/02	12/29/01	09/29/01	06/30/01	03/31/01(c)	12/30/00
United States
Chicken Operations:
U.S. Chicken Sales (000’s)	$743,966	$489,937	$435,848	$422,493	$390,034	$417,387	$427,325	$398,608	$405,738	$427,191	$422,985	$356,341	$265,824
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.7905	$0.7504	$0.6924	$0.7255	$0.6617	$0.6899	$0.6934	$0.6872	$0.7075	$0.7470	$0.7232	$0.7096	$0.7221
U.S. Chicken Net Pounds Produced (000’s)	941,181	652,871	629,496	582,383	589,433	604,990	616,274	580,037	573,464	571,867	584,896	502,173	368,143
Other Operations:
Other Sales (000’s)	113,465	56,141	49,819	52,801	48,523	52,846	48,330	49,543	42,972	45,843	45,719	46,568	41,725
U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales (000’s)	857,431	546,078	485,667	475,294	438,557	470,233	475,655	448,151	448,710	473,034	468,704	402,909	307,552
U.S. Chicken & Other Operating Income (000’s)	52,006	41,511	26,734	2,727	4,008	4,442	13,138	3,701	9,355	27,700	26,822	1,795	18,436
U.S. Chicken & Other Operating Income as a percent of U.S. Chicken & Other Sales	6.07%	7.60%	5.50%	0.57%	0.91%	0.94%	2.76%	0.83%	2.08%	5.86%	5.72%	0.45%	5.99%

Turkey
U.S. Turkey Sales (000’s)	93,324	76,603	72,289	62,407	94,379	82,832	76,656	72,226	116,404	88,615	87,380	62,840	—
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.8998	$0.7753	$0.6617	$0.5672	$0.9047	$0.8353	$0.7304	$0.6222	$1.0311	$0.7896	$0.7875	$0.8282	—
U.S. Turkey Operating Income (000’s)	(15,760)	(23,669)	(19,726)	(16,502)	(14,268)	(10,883)	(5,614)	(7,559)	5,503	2,406	3,750	(1,867)	—
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	-16.89%	-30.90%	-27.29%	-26.44%	-15.12%	-13.14%	-7.32%	-10.47%	4.73%	2.72%	4.29%	-2.97%	—
U.S. Turkey Net Pounds Produced (000's)	103,718	98,806	109,252	110,024	104,321	99,165	104,946	116,074	112,896	112,233	110,958	75,879	—

U.S. Summary
U.S. Sales (000’s)	950,755	622,681	557,956	537,701	532,936	553,065	552,311	520,377	565,114	561,649	556,084	465,749	307,552
U.S. Cost of Sales (000’s)	874,644	580,392	522,326	522,291	517,183	531,360	517,671	0	522,513	507,112	501,065	436,038	270,315
U.S. Gross Margin (000’s)	76,111	42,289	35,630	15,410	15,753	21,705	34,640	23,081	42,601	54,537	55,019	29,711	37,237
U.S. Gross Margin as a percent of U.S. Sales	8.01%	6.79%	6.39%	2.87%	2.96%	3.92%	6.27%	4.44%	7.54%	9.71%	9.89%	6.38%	12.11%
U.S. Selling, General and Administrative Expenses (000’s)	39,865	24,447	28,622	29,185	26,013	28,146	27,116	26,939	27,743	24,431	24,448	29,783	18,801
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	4.19%	3.93%	5.13%	5.43%	4.88%	5.09%	4.91%	5.18%	4.91%	4.35%	4.40%	6.39%	6.11%
U.S. Operating Income (000’s)	36,246	17,842	7,008	(13,775)	(10,260)	(6,441)	7,524	(3,858)	14,858	30,106	30,571	(72)	18,436
U.S. Operating Income as a percent of U.S. Sales	3.81%	2.87%	1.26%	-2.56%	-1.93%	-1.16%	1.36%	-0.74%	2.63%	5.36%	5.50%	-0.02%	5.99%

Mexico
Chicken Operations:
Mexico Chicken Sales (000’s)	88,970	82,366	88,600	90,247	88,092	81,260	80,307	75,674	86,528	76,054	84,078	70,447	72,853
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.5057	$0.5331	$0.6175	$0.5759	$0.5898	$0.6234	$0.6177	$0.5820	$0.5812	$0.5455	$0.6411	$0.5039	$0.5222
Mexico Other Operations:
Mexico Other Sales (000’s)	4,642	4,424	5,321	2,644	6,377	5,494	4,498	4,702	4,388	3,548	5,674	5,397	5,627
Mexico Chicken and Other Operating Income (000’s)	(5,446)	(2,597)	8,830	3,872	6,214	3,276	5,831	(514)	8,471	1,011	13,767	(5,201)	2,580
Mexico Operating Income as a percent of Mexico Sales	-5.82%	-2.99%	9.40%	4.17%	6.58%	3.78%	6.88%	-0.64%	9.32%	1.27%	15.34%	-6.86%	3.29%
Mexico Net Pounds Produced (000’s)	175,922	154,518	143,474	156,717	149,356	130,352	130,012	130,027	148,876	139,415	131,152	139,799	139,510

Pilgrim’s Pride Corporation

statistical Management Discussion and Analysis

for quarters ended:

Our Statiscal Management Discussion andAnalysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” included in our SEC Filings.

											Quarters Ended
	1/3/2004(a)(b)	09/27/03	06/28/03	03/29/03	12/28/02	09/28/02	06/29/02	03/30/02	12/29/01	09/29/01	06/30/01	03/31/01 (c)	12/30/00
Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000's)	832,936	572,303	524,448	512,740	478,126	498,647	507,632	474,282	492,266	503,245	507,063	426,788	338,677
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.7456	$0.7088	$0.6785	$0.6937	$0.6472	$0.6781	$0.6802	$0.6679	$0.6815	$0.7075	$0.7081	$0.6648	$0.6671
Chicken Net Pounds Produced from all Divisions (000's)	1,117,103	807,389	772,970	739,100	738,789	735,342	746,286	710,064	722,340	711,282	716,048	641,972	507,653
Other Operations:
Other Sales (000's)	118,107	60,565	55,140	55,445	54,900	58,340	52,828	54,245	47,360	49,391	51,393	51,965	47,352
Totals All Operations:
Total Net Sales (000's)	1,044,367	709,471	651,877	630,592	627,405	639,819	637,116	600,753	656,030	641,251	645,836	541,593	386,032
Total Cost of Sales (000's)	967,264	660,084	600,932	604,919	599,406	608,213	590,808	572,122	598,166	579,307	571,360	512,377	341,061
Gross Margin from all operations (000's)	77,103	49,387	50,945	25,673	27,999	31,606	46,308	28,631	57,864	61,944	74,476	29,216	44,971
Gross Margin from all operations as a percent of Total Net Sales	7.38%	6.96%	7.82%	4.07%	4.46%	4.94%	7.27%	4.77%	8.82%	9.66%	11.53%	5.39%	11.65%
Total Selling, General and Administrative Expenses (000's)	46,303	34,142	35,107	35,576	32,045	34,771	32,953	33,003	34,535	30,827	30,138	34,488	23,955
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	4.43%	4.81%	5.39%	5.64%	5.11%	5.43%	5.17%	5.49%	5.26%	4.81%	4.67%	6.37%	6.21%
Operating Income from all operations (000's)	30,800	15,245	15,838	(9,903)	(4,046)	(3,165)	13,355	(4,372)	23,329	31,117	44,338	(5,272)	21,016
Operating Income from all operations as a percent of Total Net Sales	2.95%	2.15%	2.43%	1.57%	-0.64%	-0.49%	2.10%	-0.73%	3.56%	4.85%	6.87%	-0.97%	5.44%
Avian Influenza Reimbursement (000's)		10,434	67	1,749	14,301		—	—	—	—	—	—	—
Vitamin Settlements (000's)		43	10,235	9,564	86	65	691	—	—	—	1,149	—	2,195
Total Adjustments (000'S)	—	10,477	10,302	11,313	14,387	65	691	—	—	—	1,149	—	2,195
Consolidated Adjusted Chicken and Turkey Operating Income (000's)	30,800	25,722	26,140	1,410	10,341	(3,100)	14,046	(4,372)	23,329	31,117	45,487	(5,272)	23,211
Consolidated Adjusted Chicken and Turkey Income as a percent of Total Net Sales	2.95%	3.63%	4.01%	0.22%	1.65%	-0.48%	2.20%	-0.73%	3.56%	4.85%	7.04%	-0.97%	6.01%

(a)	The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date. These results include net sales of $209.9 million and $49.2 million of Chicken Products and Other Products, respectively, and production of 286.1 million pounds of chicken products.
(b)	14 week Quarter.
(c)	The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.

4

Pilgrim’s Pride Corporation

Statistical Management Discussion and Analysis

for quarters ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” included in our SEC filings.

	09/30/00	07/01/00	04/01/00	01/01/00	10/02/99	07/03/99	04/03/99	01/02/99(b)	09/26/98	06/27/98	03/28/98	12/27/97	09/27/97	6/28/97	03/29/97	12/28/96
United States
Chicken Operations:
U.S. Chicken Sales (000’s)	$263,549	$282,973	$253,687	$250,178	$249,181	$254,794	$236,673	$222,848	$243,772	$228,719	$218,268	$218,634	$233,779	$227,111	$204,128	$193,147
U.S. Chicken Sales divided by U.S. Chicken Net Pounds Produced	$0.7173	$0.7187	$0.6624	$0.7140	$0.7220	$0.7317	$0.6953	$0.6517	$0.7828	$0.7196	$0.6908	$0.6816	$0.7017	$0.6926	$0.7090	$0.7163
U.S. Chicken Net Pounds Produced (000’s)	367,431	393,755	382,955	350,409	345,141	348,232	340,387	341,931	311,428	317,849	315,948	320,773	333,184	327,928	287,915	269,655
Other Operations:
Other Sales (000’s)	36,706	27,940	42,843	34,201	32,151	26,461	36,690	44,105	34,391	32,656	36,074	40,942	34,382	33,619	38,095	38,391
U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales (000’s)	300,255	310,913	296,530	284,379	281,332	281,255	273,363	266,953	278,163	261,375	254,342	259,576	268,161	260,730	242,223	231,538
U.S. Chicken & Other Operating Income (000’s)	8,411	12,909	3,502	21,106	25,619	22,076	21,741	18,741	22,266	8,434	3,104	2,473	10,300	4,622	4,031	10,369
U.S. Chicken & Other Operating Income as a percent of U.S. Chicken & Other Sales	2.80%	4.15%	1.18%	7.42%	9.11%	7.85%	7.95%	7.02%	8.00%	3.23%	1.22%	0.95%	3.84%	1.77%	1.66%	4.48%

Turkey
U.S. Turkey Sales (000’s)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
U.S. Turkey Operating Income (000’s)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
U.S. Turkey Net Pounds Produced (000’s)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

U.S. Summary
U.S. Sales (000’s)	300,255	310,913	296,530	284,379	281,332	281,255	273,363	266,953	278,163	261,375	254,342	259,576	268,161	260,730	242,223	231,538
U.S. Cost of Sales (000’s)	273,604	282,676	276,987	247,149	242,313	243,018	234,533	234,667	244,055	241,956	239,915	246,985	253,014	244,820	227,462	210,213
U.S. Gross Margin (000’s)	26,651	28,237	19,543	37,230	39,019	38,236	38,830	32,287	34,108	19,419	14,427	12,591	15,147	15,910	14,761	21,325
U.S. Gross Margin as a percent of U.S. Sales	8.88%	9.08%	6.59%	13.09%	13.87%	13.59%	14.20%	12.09%	12.26%	7.43%	5.67%	4.85%	5.65%	6.10%	6.09%	9.21%
U.S. Selling, General and Administrative Expenses (000’s)	18,240	15,328	16,041	16,124	13,399	16,160	17,089	13,545	11,842	10,985	11,323	10,118	4,847	11,288	10,730	10,956
U.S. Selling, General and Administrative Expenses as a percent of U.S. Sales	6.07%	4.93%	5.41%	5.67%	4.76%	5.75%	6.25%	5.07%	4.26%	4.20%	4.45%	3.90%	1.81%	4.33%	4.43%	4.73%
U.S. Operating Income (000’s)	8,411	12,909	3,502	21,106	25,619	22,076	21,741	18,741	22,266	8,434	3,104	2,473	10,300	4,622	4,031	10,369
U.S. Operating Income as a percent of U.S. Sales	2.80%	4.15%	1.18%	7.42%	9.11%	7.85%	7.95%	7.02%	8.00%	3.23%	1.22%	0.95%	3.84%	1.77%	1.66%	4.48%

Mexico
Chicken Operations:
Mexico Chicken Sales (000’s)	73,176	75,686	71,804	64,939	60,244	57,870	51,805	63,613	55,508	59,945	63,333	78,311	73,113	74,438	61,178	66,268
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.5634	$0.6585	$0.6309	$0.5141	$0.4746	$0.5505	$0.5290	$0.5022	$0.6025	$0.6491	$0.6253	$0.6803	$0.6612	$0.6916	$0.5959	$0.6538
Mexico Other Operations:
Mexico Other Sales (000’s)	5,945	5,380	4,926	5,507	5,685	5,035	4,726	5,522	7,040	7,180	6,771	7,823
Mexico Chicken and Other Operating Income (000’s)	7,225	13,439	9,779	4,116	3,195	7,136	3,551	7,445	9,178	10,608	8,294	12,898	14,993	8,005	5,630	5,945
Mexico Operating Income as a percent of Mexico Sales	9.13%	16.58%	12.74%	5.84%	4.85%	11.34%	6.28%	10.77%	14.67%	15.80%	11.83%	16.47%	20.51%	10.75%	9.20%	8.97%
Mexico Net Pounds Produced (000’s)	129,877	114,931	113,805	126,313	126,948	105,117	97,927	126,657	92,135	92,350	101,276	115,118	110,570	107,635	102,663	101,357

Pilgrim’s Pride Corporation

Statistical Management Discussion and Analysis

for quarters ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” included in our SEC filings.

	09/30/00	07/01/00	04/01/00	01/01/00	10/02/99	07/03/99	04/03/99	01/02/99(b)	09/26/98	06/27/98	03/28/98	12/27/97	09/27/97	6/28/97	03/29/97	12/28/96
Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000's)	336,725	358,659	325,491	315,117	309,425	312,664	288,478	286,461	299,280	288,664	281,601	289,122	306,892	301,549	265,306	259,415
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.6771	$0.7051	$0.6552	$0.6610	$0.6554	$0.6897	$0.6582	$0.6113	$0.7416	$0.7037	$0.6749	$0.6633	$0.6916	$0.6923	$0.6793	$0.6992
Chicken Net Pounds Produced from all Divisions (000's)	497,308	508,686	496,760	476,722	472,089	453,349	438,314	468,588	403,563	410,199	417,224	435,891	443,754	435,563	390,578	371,012
Other Operations:
Other Sales (000's)	42,651	33,320	47,769	39,708	37,836	31,496	41,416	49,627	41,431	39,836	42,845	48,765	34,382	33,619	38,095	38,391
Totals All Operations:
Total Net Sales (000's)	379,375	391,979	373,260	354,825	347,261	344,160	329,894	336,088	340,711	328,500	324,446	337,887	341,274	335,168	303,401	297,806
Total Cost of Sales (000's)	339,718	345,314	339,231	309,348	301,131	294,745	283,632	292,187	293,586	295,764	297,585	308,507	307,414	307,883	280,316	267,539
Gross Margin from all operations (000's)	39,658	46,665	34,029	45,477	46,131	49,415	46,262	43,900	47,125	32,736	26,861	29,380	33,860	27,285	23,085	30,267
Gross Margin from all operations as a percent of Total Net Sales	10.45%	11.90%	9.12%	12.82%	13.28%	14.36%	14.02%	13.06%	13.83%	9.97%	8.28%	8.70%	9.92%	8.14%	7.61%	10.16%
Total Selling, General and Administrative Expenses (000's)	24,022	20,316	20,747	20,255	17,316	20,203	20,970	17,715	15,681	13,694	15,463	14,009	8,567	14,658	13,425	13,953
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	6.33%	5.18%	5.56%	5.71%	4.99%	5.87%	6.36%	5.27%	4.60%	4.17%	4.77%	4.15%	2.51%	4.37%	4.42%	4.69%
Operating Income from all operations (000's)	15,636	26,349	13,282	25,222	28,814	29,212	25,292	26,186	31,444	19,042	11,398	15,371	25,293	12,627	9,660	16,314
Operating Income from all operations as a percent of Total Net Sales	4.12%	6.72%	3.56%	7.11%	8.30%	8.49%	7.67%	7.79%	9.23%	5.80%	3.51%	4.55%	7.41%	3.77%	3.18%	5.48%
Avian Influenza Reimbursement (000's)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Vitamin Settlements (000's)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Adjustments (000'S)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Consolidated Adjusted Chicken and Turkey Operating Income (000's)	15,636	26,349	13,282	25,222	28,814	29,212	25,292	26,186	31,444	19,042	11,398	15,371	25,293	12,627	9,660	16,314
Consolidated Adjusted Chicken and Turkey Income as a percent of Total Net Sales	4.12%	6.72%	3.56%	7.11%	8.30%	8.49%	7.67%	7.79%	9.23%	5.80%	3.51%	4.55%	7.41%	3.77%	3.18%	5.48%

(a)	The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date. These results include net sales of $209.9 million and $49.2 million of Chicken Products and Other Products, respectively, and production of 286.1 million pounds of chicken products.

(b)	14 week Quarter.

(c)	The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.